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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

         ____________________________________________________________


We hereby consent to the incorporation by reference in this Registration Statement of Avista Corporation on Form S-8 of our report dated February 4, 2000 (February 16, 2000 as to Note 15), appearing in the Annual Report on Form 10-K for the year ended December 31, 1999.

                                        DELOITTE & TOUCHE LLP


Seattle, Washington
October 3, 2000